Exhibit 10.13

EXCHANGE AGREEMENT

This Exchange Agreement (this “Agreement”) is made and entered into as of August 3, 2012 by and among Connecture, Inc., a Delaware corporation (the “Company”), the Persons listed on Schedule 1.1 (each individually a “Non-Selling Old Preferred Holder” and collectively, the “Non-Selling Old Preferred Holders”), the Persons listed on Schedule 1.2 (each individually an “Optionholder” and collectively, the “Optionholders”), the Persons listed on Schedule 1.3 (each individually a “Seller” and collectively, the “Sellers”), and the Persons listed on Schedule 1.4 (each individually an “Exchanging Common Holder” and collectively, the “Exchanging Common Holders”). The Company, the Non-Selling Old Preferred Holders, the Optionholders, the Sellers and the Exchanging Common Holders are referred to collectively herein as the “Parties” and individually as a “Party.” The Non-Selling Old Preferred Holders, the Optionholders, the Sellers and the Exchanging Common Holders are referred to collectively herein as the “Holders” and individually as a “Holder.”

PRELIMINARY STATEMENTS

A. The Non-Selling Old Preferred Holders and certain of the Sellers in the aggregate own all of the outstanding shares of the Company’s current Series C Preferred Stock, Series D Preferred Stock and Series D-1 Preferred Stock (collectively, the “Old Preferred Stock”). Each Non-Selling Old Preferred Holder individually owns that number and type of shares of Non-Selling Old Preferred Stock set forth opposite its name on Schedule 1.1. Each Non-Selling Old Preferred Holder desires to exchange that number and type of shares of Old Preferred Stock set forth opposite its name on Schedule 1.1 for that number of shares of the Company’s new Series A Convertible Preferred Stock (the “Series A Stock”) set forth opposite its name on Schedule 1.1, and the Company desires to issue and exchange such Old Preferred Stock for such Series A Stock, as set forth on Schedule 1.1 and all on the terms set forth in this Agreement.

B. Each Optionholder individually owns that number of options to purchase shares of the Company’s current common stock (the “Old Common Stock”) set forth opposite its name on Schedule 1.2. Each Optionholder exercised its options to purchase that number of shares of the Old Common Stock set forth opposite its name on Schedule 1.2, and the Company issued the Old Common Stock upon the exercise of such options, as set forth on Schedule 1.2.

C. Each Seller individually owns that number and type of shares of Old Common Stock and/or Old Preferred Stock set forth opposite its name on Schedule 1.3 or warrants to purchase shares of Old Common Stock and/or Old Preferred Stock set forth opposite its name on Schedule 1.3 (collectively, “Warrants”). Each Seller desires to exchange that number and type of shares (or Warrants to purchase shares) of Old Common Stock and/or Old Preferred Stock set forth opposite its name on Schedule 1.3 for that number of shares of the Company’s new Series B Convertible Preferred Stock (the “Series B Stock”) set forth opposite its name on Schedule 1.3, and the Company desires to issue and exchange such Warrants, Old Common Stock and Old Preferred Stock for such Series B Stock, as set forth on Schedule 1.3 and all on the terms set forth in this Agreement.

D. Each Exchanging Common Holder individually owns that number of shares of Old Common Stock set forth opposite its name on Schedule 1.4. Each Exchanging Common Holder desires to exchange that number of shares of Old Common Stock set forth opposite its name on Schedule 1.4 for that number of shares of the Series A Stock set forth opposite its name on Schedule 1.4, and the Company desires to issue and exchange such Old Common Stock for such Series A Stock, as set forth on Schedule 1.4 and all on the terms set forth in this Agreement.

AGREEMENT

Now, therefore, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.

1. Agreement to Exchange.

1.1 The Exchange. Subject to the terms and conditions of this Agreement, at the Closing (as defined below):

(a) each Non-Selling Old Preferred Holder shall transfer, convey, assign and exchange the shares of Old Preferred Stock set forth opposite such Non-Selling Old Preferred Holder’s name on Schedule 1.1 (the “Exchanged Old Preferred Stock”) to the Company, and, as consideration for such Exchanged Old Preferred Stock, the Company shall issue to each such Non-Selling Old Preferred Holder the number of shares of Series A Stock set forth opposite such Non-Selling Old Preferred Holder’s name on Schedule 1.1;

(b) each Seller (including any Optionholder that is a Seller and exercised his or her options to purchase shares of Old Common Stock as set forth on Schedule 1.2) shall transfer, convey, assign and exchange all of the shares of Old Common Stock and Old Preferred Stock set forth opposite such Seller’s name on Schedule 1.3 (the “Exchanged Stock”) to the Company, and, as consideration for such Exchanged Stock, the Company shall issue to each such Seller the number of shares of Series B Stock set forth opposite such Seller’s name on Schedule 1.3; and

(c) each Seller that holds Warrants (each, a “Warrant Holder”) shall transfer, convey, assign and exchange all of the Warrants set forth opposite such Warrant Holder’s name on Schedule 1.3 (the “Exchanged Warrants”) to the Company, and, as consideration for such Exchanged Warrants, the Company shall issue to each such Warrant Holder the number of shares of Series B Stock set forth opposite such Warrant Holder’s name on Schedule 1.3; and

(d) each Exchanging Common Holder shall transfer, convey, assign and exchange all of the shares of Old Common Stock set forth opposite such Exchanging Common Holder’s name on Schedule 1.4 (the “Exchanged Old Common Stock”) to the Company, and, as consideration for such Exchanged Old Common Stock, the Company shall issue to each such Exchanging Common Holder the number of shares of Series A Stock set forth opposite such Exchanging Common Holder’s name on Schedule 1.4.

In connection with the exchange of the Exchanged Old Preferred Stock, Exchanged Stock, Exchanged Warrants and Exchanged Old Common Stock pursuant to Sections 1(a), 1(b), 1(c) and 1(d), respectively, and as a condition to Closing, each Holder (other than Sellers who will own no securities of the Company after the consummation of the transactions contemplated by the Series B Preferred Stock Purchase Agreement by and among such Seller, the Company, GPP—Connecture, LLC and the other parties thereto (the “Preferred Stock Purchase Agreement”)) shall execute that certain Investors Rights Agreement dated as of the date hereof among the Company and the other parties thereto (the “Investors Rights Agreement”), that certain Right of First Refusal and Co-Sale Agreement dated as of the date hereof among the Company and the other parties thereto (the “Right of First Refusal and Co-Sale Agreement”), and that certain Voting Agreement dated as of the date hereof among the Company and the other parties thereto (the “Voting Agreement”).

1.2 Closing. The closing of the transactions contemplated by Section 1.1 of this Agreement (the “Closing”) shall take place remotely via the exchange of documents and signatures, commencing at 10:00 a.m. eastern daylight time on the date of this Agreement (the “Closing Date”). All transactions contemplated herein to occur on and as of the Closing Date shall be deemed to have occurred in the order described in the Preliminary Statements and to be effective following the filing of the Company’s Fifth Amended and Restated Certificate of Incorporation.

1.3 Consent. Each of the Holders hereby consents to the transactions contemplated by Section 1.1 and irrevocably waives any applicable rights he or she may have pursuant to the Second Amended and Restated Stockholders’ Agreement of Connecture, Inc., dated December 31, 2004, as amended and the Amended and Restated Registration Rights Agreement of Connecture, Inc., dated March 12, 2004, as amended (collectively, the “Prior Agreements”) or otherwise in connection with the transactions contemplated by Section 1.1 or arising out of or relating to this Agreement. Each of the Holders hereby waives any and all notice obligations set forth in the Prior Agreements or any other applicable agreement.

1.4 Release. Effective as of the Closing, each of the Holders, for itself, and its heirs, personal representatives, successors and assigns (collectively, the “Releasors”), completely and irrevocably releases and forever discharges the Company, GPP—Connecture, LLC and their respective affiliates, and each of their respective directors, officers, managers, members, stockholders, principals, employees, agents, representatives, predecessors, successors and assigns (collectively, the “Released Parties”) from any and all claims, damages, losses, demands, actions, suits, debts, agreements, obligations, judgments, promises and/or liabilities of any kind whatsoever in law or equity and causes of action of every kind and nature, or otherwise (including, claims for damages, costs, expenses, and attorneys’, brokers’ and accountants fees and expenses) arising out of or in any way related, directly or indirectly, to such Holder having been a equity holder of the Company prior to the Closing, which the Releasors can, shall or may have against any of the Released Parties, whether known or unknown, suspected or unsuspected, unanticipated as well as anticipated (collectively, the “Released Claims”), and hereby irrevocably agrees to refrain from directly or indirectly asserting any claim or demand or commencing (or causing to be commenced or assisting with) any suit, action, or proceeding of any kind, in any court or before any tribunal, against any Released Party based upon any Released Claim. Notwithstanding the preceding sentence, “Released Claims” does not include, and the provisions of this Section 1.4 shall not release or otherwise diminish, the obligations of any party set forth in or arising under any provisions of this Agreement, the Preferred Stock Purchase Agreement or, in the case of Harbert Mezzanine Partners II SBIC, L.P., the Loan and Security Agreement, dated February 16, 2011, among Connecture, Inc., Insurix, Inc. and Harbert Mezzanine Partners II SBIC, L.P., as amended.

2. Representations and Warranties.

2.1 Representations and Warranties of the Holders. Each Holder, severally and not jointly, represents and warrants to the Company that the statements contained in this Section 2.1 are correct and complete as of the Closing, except as set forth in the corresponding section of the Disclosure Schedule.

(a) Authorization of Transaction. Such Holder, if an entity, is a corporation, limited partnership or limited liability company, as the case may be, duly formed, validly existing and in good standing under the Laws of the State of its formation. Such Holder has full power, authority and legal capacity to execute and deliver this Agreement and the other Transaction Documents to which it is a party and to perform its obligations hereunder and thereunder. If such Holder is an entity, then the execution and delivery by such Holder of this Agreement and the other Transaction Documents to which it is a party and the performance by such Holder of the transactions contemplated hereby and thereby have been duly approved by all requisite corporate, limited partnership or limited liability company action of such Holder, as the case may be. This Agreement constitutes the valid and legally binding obligation of such Holder, enforceable against such Holder in accordance with the terms of this Agreement. Upon the execution and delivery by such Holder of each Transaction Document to which such Holder is a party, such Transaction Document will constitute the valid and legally binding obligation of such Holder, enforceable against such Holder in accordance with the terms of such Transaction Document. Such Holder is not required to give any notice to, make any filing with, or obtain any Consent of any Governmental Body or any other Person in order to consummate the transactions contemplated by this Agreement or the Transaction Documents to which such Holder is a party.

(b) Non-Contravention. Neither the execution and the delivery of this Agreement nor the Transaction Documents to which such Holder is a party, nor the consummation of the transactions contemplated hereby and thereby, will (i) violate or conflict with any Law or Order to which such Holder is subject, (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any material Contract to which such Holder is a party or by which such Holder is bound or to which any of such Holder’s assets is subject, (iii) result in the imposition or creation of a Lien upon or with respect to the options exercised by the Optionholders or the Exchanged Old Preferred Stock, Exchanged Stock or Exchanged Old Common Stock, as the case may be, or (iv) violate any provision of the Organizational Documents of such Holder, if an entity.

(c) Brokers’ Fees. Such Holder has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement or any Transaction Document.

(d) Exchanged Shares. Such Holder holds of record and owns beneficially (i) the number and type of shares of Old Preferred Stock set forth opposite such Holder’s name on Schedule 1.1 (if any), free and clear of any Liens, (ii) the options to purchase the number of shares of Old Common Stock set forth opposite such Holder’s name on Schedule 1.2 (if any), free and clear of any Liens, (iii) the number and type of shares of Old Common Stock and Old Preferred Stock set forth opposite such Holder’s name on Schedule 1.3 (if any), free and clear of any Liens, (iv) Warrants to purchase shares of Old Common Stock or Old Preferred Stock set forth opposite such Holder’s name on Schedule 1.3 (if any); and (v) the number of shares of Old Common Stock set forth opposite such Holder’s name on Schedule 1.4 (if any), free and clear of any Liens. Except for the Prior Agreements, such Holder is not a party to any option (other than the options set forth on Schedule 1.2), warrant, purchase right, or other Contract or commitment that could require such Holder to sell, transfer, or otherwise dispose of any of the securities of the Company held by such Holder. Except for the Prior Agreements, such Holder is not a party to any voting trust, proxy, or other Contract with respect to the voting of any of the securities of the Company held by such Holder.

Except for the representations and warranties set forth in this Section 2.1, such Holder makes no representations or warranties, written or oral, statutory, express or implied, with respect to such Holder.

2.2 Representations and Warranties of the Company. The Company represents and warrants to the Holders that the statements contained in this Section 2.2 are correct and complete as of the Closing.

(a) Organization of the Company. The Company is a corporation duly formed, validly existing, and in good standing under the Laws of the State of Delaware.

(b) Authorization of Transaction. The Company has full power and authority to execute and deliver this Agreement and the Transaction Documents to which it is a party and to perform its obligations hereunder and thereunder. This Agreement constitutes the valid and legally binding obligation of the Company, enforceable against it in accordance with the terms of this Agreement. Upon the execution and delivery by the Company of each Transaction Document to which it is a party, such Transaction Document will constitute the valid and legally binding obligation of the Company, enforceable against it in accordance with the terms of such Transaction Document. Except as required to comply with applicable federal and state securities Laws, the Company is not required to give any notice to, make any filing with, or obtain any Consent of any Governmental Body in order to consummate the transactions contemplated by this Agreement or the Transaction Documents to which the Company is a party. The execution, delivery and performance of this Agreement and each Transaction Document to which the Company is a party have been duly authorized by the Company.

(c) Non-contravention. Neither the execution and the delivery of this Agreement nor the Transaction Documents to which the Company is a party, nor the consummation of the transactions contemplated hereby and thereby, will (i) violate or conflict with any Law or Order to which the Company is subject, (ii) violate any provision of the Organizational Documents of the Company or (iii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any Contract to which the Company is a party or by which it is bound or to which any of its assets is subject.

(d) Brokers’ Fees. The Company does not have any liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which any Holder could become liable or obligated.

(e) Issuance of Shares. As of the Closing, the Series A Stock, Old Common Stock and Series B Stock (the “Issued Shares”) being issued by the Company to the Holders pursuant to Section 1.1 will (i) be validly issued, fully paid and non-assessable and free of Liens and (ii) be held of record and beneficially by the applicable Holder as set forth in Section 1.1 and such Holder will have good and marketable title to his, her or its Issued Shares. The Issued Shares will be issued in compliance with all applicable federal and state securities laws.

Except for the representations and warranties set forth in Section 2.2, the Company makes no representations or warranties, written or oral, statutory, express or implied, with respect to the Company, its subsidiaries, or their respective business, operations, assets, stock, liabilities, condition (financial or otherwise) or prospects.

3. Definitions.

“Consent” means, with respect to any Person, any consent, approval, authorization, permission or waiver of, or registration, declaration or other action or filing with or exemption by such Person.

“Contract” means any oral or written contract, obligation, understanding, commitment, lease, license, purchase order, bid or other agreement.

“Disclosure Schedule” means the disclosure schedule delivered by the Holders to the Company on the date hereof. The information shown in the Disclosure Schedule shall specifically refer to the subsection of Section 2.1 to which such information is responsive. Terms used in the Disclosure Schedule and not otherwise defined therein have the same meanings as set forth in this Agreement.

“Governmental Body” means any foreign or domestic federal, state or local government or quasi-governmental authority or any department, agency, subdivision, court or other tribunal of any of the foregoing.

“Law” means any foreign or domestic federal, state or local law, statute, code, ordinance, regulation, rule, consent agreement, constitution or treaty of any Governmental Body, including common law.

“Lien” means any lien, mortgage, pledge, encumbrance, charge, security interest, adverse claim, liability, interest, charge, preference, priority, proxy, transfer restriction (other than restrictions under the federal and state securities laws), encroachment, tax, order, community property interest, equitable interest, option, warrant, right of first refusal, easement, profit, license, servitude, right of way, covenant or zoning restriction.

“Order” means any order, award, decision, injunction, judgment, ruling, decree, charge, writ, subpoena or verdict entered, issued, made or rendered by any Governmental Body or arbitrator.

“Organizational Documents” means (a) any certificate or articles of incorporation, bylaws, certificate or articles of formation, operating agreement or partnership agreement, (b) any documents comparable to those described in clause (a) as may be applicable pursuant to any Law and (c) any amendment or modification to any of the foregoing.

“Person” means any individual, partnership, corporation, limited liability company, association, joint stock company, trust, joint venture, unincorporated organization, other business entity, or Governmental Body.

“Transaction Documents” means this Agreement and the Investors Rights Agreement, the Right of First Refusal and Co-Sale Agreement, the Voting Agreement and all of the other agreements being executed and delivered pursuant to hereto and thereto.

4. Further Assurances. If at any time after the Closing, the Holders or the Company shall consider or be advised that any further documents, assignments or assurances in law or in any other things are necessary, desirable or proper to carry out the purpose of this Agreement, then the Holders and/or the Company, as the case may be, shall execute and deliver all such proper assignments and assurances in law and do all things necessary, desirable or proper to carry out the purpose of this Agreement.

5. Miscellaneous.

5.1 Press Releases and Public Announcements. No Holder shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the Company; provided, however, that any Holder may make any public disclosure it believes in good faith is required by applicable Law (in which case the disclosing Holder will use its reasonable best efforts to advise the other Parties prior to making the disclosure).

5.2 Survival. The representations, warranties and covenants set forth in this Agreement shall survive the Closing until the expiration of the applicable statute of limitations.

5.3 Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they relate in any way to the subject matter hereof.

5.4 Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Holder may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the Company.

5.5 Counterparts. This Agreement may be executed in one or more counterparts (including by means of facsimile), each of which shall be deemed an original but all of which together will constitute one and the same instrument.

5.6 Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

5.7 Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (a) when delivered personally to the recipient, (b) when sent by electronic mail or facsimile, on the date of transmission to such recipient, (c) one business day after being sent to the recipient by reputable overnight courier service (charges prepaid), or (d) four business days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and addressed to the intended recipient as set forth below:

If to any Holder:	To the address set forth under its name on Schedule 1.1, 1.2, 1.3 or 1.4

If to the Company:	Connecture, Inc. 18500 W. Corporate Drive Suite 250 Brookfield, WI 53045 Attention: Chief Financial Officer Fax: 262.408.3840

Copy to:	DLA Piper LLP (US) One Atlantic Center 1201 West Peachtree Street Suite 2800 Atlanta, Georgia 30309-3450

Attention: Joseph G. Silver Fax: (404) 682-7854 Email: joseph.silver@dlapiper.com

Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

5.8 Governing Law. This Agreement shall be governed by and construed in accordance with the domestic Laws of the State of Delaware without giving effect to any choice or conflict of Law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

5.9 Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by each Party. No waiver by any Party of any provision of this Agreement or any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be valid unless the same shall be in writing and signed by the Party making such waiver nor shall such waiver be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

5.10 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

5.11 Expenses. Each Party will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

5.12 Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any Law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word “including” shall mean including without limitation.

5.13 Incorporation of Exhibits and Disclosure Schedule. The Exhibits, Schedules and Disclosure Schedule identified in this Agreement are incorporated herein by reference and made a part hereof.

5.14 Confidentiality. Each Holder shall treat and hold as confidential all of the terms and conditions of the transactions contemplated by the Transaction Documents; provided, however, that any Holder may disclose such information to its legal counsel, limited partners, investors, accountants, financial planners and/or other advisors on an as-needed basis so long as any such Person is bound by a confidentiality obligation with respect thereto.

5.15 Schedules. Nothing in the schedules hereto shall be deemed adequate to disclose an exception to a representation or warranty made herein unless the schedule identifies the exception with reasonable particularity and describes the relevant facts in reasonable detail. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item shall not be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty has to do with the existence of the document or other item itself). The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant.

5.16 Waiver of Jury Trial. EACH OF THE PARTIES WAIVES THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OR RELATED TO THIS AGREEMENT IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AFFILIATE OF ANY OTHER SUCH PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THE PARTIES AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

COMPANY:

Connecture, Inc.

By:	/s/ R. Douglas Schneider
Name:	R. Douglas Schneider
Title:	CEO

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

	Individual:	Entity:

/s/ Allen R. Graber
	(Signature)		(Print Name of Entity)

Name:	Allen R. Graber	By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

OPTIONHOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

Individual:		Entity:

/s/ Andrew J. Schenker
	(Signature)		(Print Name of Entity)

Name:	Andrew J. Schenker	By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

Individual:		Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

OPTIONHOLDER:

Individual:		Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

Individual:		Entity:

/s/ Andrew J. Schenker
	(Signature)		(Print Name of Entity)

Name:	Andrew J. Schenker	By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

Individual:		Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

Individual:		Entity:

/s/ Anne G. Hennessy
	(Signature)		(Print Name of Entity)

Name:	Anne G. Hennessy	By:
(Signature)
Name:
Title:

OPTIONHOLDER:

Individual:		Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

Individual:		Entity:

/s/ Anne G. Hennessy
	(Signature)		(Print Name of Entity)

Name:	Anne G. Hennessy	By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

	Individual:	Entity:

/s/ Harry A. Kopelman on behalf of Bernice Kopelman (deceased)
	(Signature)		(Print Name of Entity)

Name:	Harry A. Kopelman, MD	By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

OPTIONHOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

OPTIONHOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

	Individual:	Entity:

/s/ Boyd Faust
	(Signature)		(Print Name of Entity)

Name:	Boyd Faust	By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

Individual:		Entity:

/s/ Brian Enright
	(Signature)		(Print Name of Entity)

Name:	Brian Enright	By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

Individual:		Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

OPTIONHOLDER:

Individual:		Entity:

/s/ Brian Enright
	(Signature)		(Print Name of Entity)

Name:	Brian Enright	By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

Individual:		Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

Individual:	Entity:

CAL AIL INVESTMENT LIMITED
(Signature)		(Print Name of Entity)

Name:	By:	/s/ Frank Boner
(Signature)
	Name:	Frank Boner
	Title:	Director

NON-SELLING OLD PREFERRED HOLDER

Individual:	Entity:

(Signature)		(Print Name of Entity)

Name:	By:
(Signature)
Name:
Title:

OPTIONHOLDER:

Individual:	Entity:

(Signature)		(Print Name of Entity)

Name:	By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

Individual:	Entity:

(Signature)		(Print Name of Entity)

Name:	By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

Individual:	Entity:

(Signature)		(Print Name of Entity)

Name:	By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

Individual:	Entity:

Chrysalis Ventures II, L.P.
(Signature)		(Print Name of Entity)

Name:	By:	/s/ David A. Jones, Jr.
(Signature)
	Name:	David A. Jones, Jr.
	Title:	Member

OPTIONHOLDER:

Individual:	Entity:

(Signature)		(Print Name of Entity)

Name:	By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

Individual:	Entity:

(Signature)		(Print Name of Entity)

Name:	By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

	Individual:	Entity:

/s/ Harry A. Kopelman, MD
	(Signature)		(Print Name of Entity)

Name:	fbo Harry A. Kopelman, MD	By:
(Signature)
	Citigroup Global Markets, Inc. as SEP IRA	Name:
	Custodian FBO Harry A. Kopelman (Smith Barney	Title:
Account Number 404-6192G and CGMI IRA Tax ID# 13-2919773)

NON-SELLING OLD PREFERRED HOLDER

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

OPTIONHOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

	Individual:	Entity:

/s/ Craig Stamm
	(Signature)		(Print Name of Entity)

Name:	Craig Stamm	By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

OPTIONHOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

OPTIONHOLDER:

	Individual:	Entity:

/s/ Curt Schumacher
	(Signature)		(Print Name of Entity)

Name:	Curt Schumacher	By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

Individual:		Entity:

/s/ Daniel Maynard
	(Signature)		(Print Name of Entity)

Name:	Daniel Maynard	By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

Individual:		Entity:

/s/ Daniel Maynard
	(Signature)		(Print Name of Entity)

Name:	Daniel Maynard	By:
(Signature)
Name:
Title:

OPTIONHOLDER:

Individual:		Entity:

/s/ Daniel Maynard
	(Signature)		(Print Name of Entity)

Name:	Daniel Maynard	By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

Individual:		Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

OPTIONHOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

	Individual:	Entity:

/s/ David Geuss
	(Signature)		(Print Name of Entity)

Name:	David Geuss	By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

Individual:		Entity:

/s/ David Sockel
	(Signature)		(Print Name of Entity)

Name:	David Sockel	By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

Individual:		Entity:

/s/ David Sockel
	(Signature)		(Print Name of Entity)

Name:	David Sockel	By:
(Signature)
Name:
Title:

OPTIONHOLDER:

Individual:		Entity:

/s/ David Sockel
	(Signature)		(Print Name of Entity)

Name:	David Sockel	By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

Individual:		Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

OPTIONHOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

	Individual:	Entity:

/s/ Edward D. McCrady 7-20-12
	(Signature)		(Print Name of Entity)

Name:	Edward D. McCrady	By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

	Individual:	Entity:

	/s/ Tomas Hurcik	Egon Zehnder International S.A.
	(Signature)		(Print Name of Entity)

Name:	Tomas Hurcik	By:	/s/ Tomas Hurcik
(Signature)
		Name:	Tomas Hurcik
		Title:	CFO

NON-SELLING OLD PREFERRED HOLDER

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

OPTIONHOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

OPTIONHOLDER:

	Individual:	Entity:

/s/ Elizabeth Girouard
	(Signature)		(Print Name of Entity)

Name:	Elizabeth Girouard	By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

	Individual:	Entity:

/s/ Ellen H. Barry
	(Signature)		(Print Name of Entity)

Name:	Ellen H. Barry	By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

OPTIONHOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

Individual:	Entity:

Encubate Capital Partners LLC
(Signature)		(Print Name of Entity)

Name:	By:	/s/ Fred R. Herbert
(Signature)
	Name:	Fred R. Herbert
	Title:	Manager

NON-SELLING OLD PREFERRED HOLDER

Individual:	Entity:

(Signature)		(Print Name of Entity)

Name:	By:
(Signature)
Name:
Title:

OPTIONHOLDER:

Individual:	Entity:

(Signature)		(Print Name of Entity)

Name:	By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

Individual:	Entity:

(Signature)		(Print Name of Entity)

Name:	By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

Individual:	Entity:

Encubate Technology Ventures, L.P.
(Signature)		(Print Name of Entity)

Name:	By:	Encubate Technology Management LLC

	By:	/s/ Fred R. Herbert
(Signature)
	Name:	Fred R. Herbert
	Title:	Manager

NON-SELLING OLD PREFERRED HOLDER

Individual:	Entity:

(Signature)		(Print Name of Entity)

Name:	By:
(Signature)
Name:
Title:

OPTIONHOLDER:

Individual:	Entity:

(Signature)		(Print Name of Entity)

Name:	By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

Individual:	Entity:

(Signature)		(Print Name of Entity)

Name:	By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

	Individual:	Entity:

	/s/ Eric A. Grossman	/s/ Eric A. Grossman
	(Signature)		(Print Name of Entity)

Name:	Eric A. Grossman	By:	Eric A. Grossman
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

OPTIONHOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

Individual:	Entity:

Frank Kinnett, LLC
(Signature)		(Print Name of Entity)

Name:	By:	/s/ Frank Kinnett
(Signature)
	Name:	Frank Kinnett
	Title:	Managing Member

NON-SELLING OLD PREFERRED HOLDER

Individual:	Entity:

(Signature)		(Print Name of Entity)

Name:	By:
(Signature)
Name:
Title:

OPTIONHOLDER:

Individual:	Entity:

(Signature)		(Print Name of Entity)

Name:	By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

Individual:	Entity:

(Signature)		(Print Name of Entity)

Name:	By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

	Individual:	Entity:

/s/ Gregory F. Hagood
	(Signature)		(Print Name of Entity)

Name:	Gregory F. Hagood	By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

OPTIONHOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

WARRANTHOLDER

HARBERT MEZZANINE PARTNERS II SBIC, L.P., a Delaware limited partnership

By:	HMP II SBIC GP, its General Partner

	By:	Harbert Mezzanine Partners II GP, LLC,
Its Sole Manager

		By:	Harbert Mezzanine Managers II,
Inc., its Sole Manager

	By:	/s/ John S. Scott
	Title:	John S. Scott
Managing Director

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

OPTIONHOLDER:

	Individual:	Entity:

/s/ James Purko
	(Signature)		(Print Name of Entity)

Name:	James Purko	By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

OPTIONHOLDER:

	Individual:	Entity:

/s/ Jerry Furness
	(Signature)		(Print Name of Entity)

Name:	Jerry Furness	By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

OPTIONHOLDER:

	Individual:	Entity:

/s/ Joe Feeney
	(Signature)		(Print Name of Entity)

Name:	Joe Feeney	By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

OPTIONHOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

	Individual:	Entity:

/s/ Jonathan D. Goldman
	(Signature)		(Print Name of Entity)

Name:	Jonathan D. Goldman	By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

	Individual:	Entity:

/s/ Josh Taylor
	(Signature)		(Print Name of Entity)

Name:	Josh Taylor	By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

OPTIONHOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

Individual:		Entity:

/s/ Kevin McClain
	(Signature)		(Print Name of Entity)

Name:	Kevin McClain	By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

Individual:		Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

OPTIONHOLDER:

Individual:		Entity:

/s/ Kevin McClain
	(Signature)		(Print Name of Entity)

Name:	Kevin McClain	By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

Individual:		Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

Individual:	Entity:

Leonard E. Borg, Jr.
(Signature)		(Print Name of Entity)

Name:	By:	/s/ Leonard E. Borg, Jr.
(Signature)
	Name:	Leonard E. Borg, Jr.
	Title:	Self

NON-SELLING OLD PREFERRED HOLDER

Individual:	Entity:

(Signature)		(Print Name of Entity)

Name:	By:
(Signature)
Name:
Title:

OPTIONHOLDER:

Individual:	Entity:

(Signature)		(Print Name of Entity)

Name:	By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

Individual:	Entity:

(Signature)		(Print Name of Entity)

Name:	By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

Individual:	Entity:

Charles Schwab & Co. f/b/o
(Signature)	Leonard E. Borg, Jr. IRA
(Print Name of Entity)

Name:	By:	/s/ Leonard E. Borg, Jr.
(Signature)
	Name:	Leonard E. Borg, Jr.
	Title:	Beneficiary

NON-SELLING OLD PREFERRED HOLDER

Individual:	Entity:

(Signature)		(Print Name of Entity)

Name:	By:
(Signature)
Name:
Title:

OPTIONHOLDER:

Individual:	Entity:

(Signature)		(Print Name of Entity)

Name:	By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

Individual:	Entity:

(Signature)		(Print Name of Entity)

Name:	By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

OPTIONHOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

	Individual:	Entity:

/s/ Lisa Mayer
	(Signature)		(Print Name of Entity)

Name:	Lisa Mayer	By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

Individual:	Entity:

(Signature)		(Print Name of Entity)

Name:	By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

Individual:	Entity:

(Signature)		(Print Name of Entity)

Name:	By:
(Signature)
Name:
Title:

OPTIONHOLDER:

Individual:	Entity:

Live Oak Equity Partners, LP
(Signature)		(Print Name of Entity)

Name:	By:	/s/ James A. Gilbert
(Signature)
	Name:	James A. Gilbert
	Title:	Managing Member

EXCHANGING COMMON HOLDER:

Individual:	Entity:

Live Oak Equity Partners, LP
(Signature)		(Print Name of Entity)

Name:	By:
(Signature)
	Name:	James A. Gilbert
	Title:	Managing Member

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

	Individual:	Entity:

/s/ Mary Franz
	(Signature)		(Print Name of Entity)

Name:	Mary Franz	By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

OPTIONHOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

	Individual:	Entity:

/s/ Melissa L. Imes
	(Signature)		(Print Name of Entity)

Name:	Melissa L. Imes	By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

OPTIONHOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

OPTIONHOLDER:

	Individual:	Entity:

/s/ Mike Schenk
	(Signature)		(Print Name of Entity)

Name:	Mike Schenk	By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

OPTIONHOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

	Individual:	Entity:

/s/ Minal Patel
	(Signature)		(Print Name of Entity)

Name:	Minal Patel	By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

	Individual:	Entity:

/s/ Nicole MacKin
	(Signature)		(Print Name of Entity)

Name:	Nicole MacKin	By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

OPTIONHOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

	Individual:	Entity:

/s/ Peter Kongstvedt
	(Signature)		(Print Name of Entity)

Name:	Peter Kongstvedt	By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

OPTIONHOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

	Individual:	Entity:

/s/ Richard B. Gallagher
	(Signature)		(Print Name of Entity)

Name:	Richard B. Gallagher	By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

OPTIONHOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

	Individual:	Entity:

/s/ Richard C. Stafford
	(Signature)		(Print Name of Entity)

Name:	Richard C. Stafford	By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

OPTIONHOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

Individual:	Entity:

River Ridge Fund, L.P.
(Signature)		(Print Name of Entity)

Name:	By:	/s/ Gardiner W. Garrard III
(Signature)
	Name:	/s/ Gardiner W. Garrard III
	Title:	Managing Member of River Ridge Fund, L.P.

NON-SELLING OLD PREFERRED HOLDER

Individual:	Entity:

(Signature)		(Print Name of Entity)

Name:	By:
(Signature)
Name:
Title:

OPTIONHOLDER:

Individual:	Entity:

(Signature)		(Print Name of Entity)

Name:	By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

Individual:	Entity:

(Signature)		(Print Name of Entity)

Name:	By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

Individual:		Entity:

/s/ Robert T. Barry
	(Signature)		(Print Name of Entity)

Name:	Robert T. Barry	By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

Individual:		Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

OPTIONHOLDER:

Individual:		Entity:

/s/ Robert T. Barry
	(Signature)		(Print Name of Entity)

Name:	Robert T. Barry	By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

Individual:		Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

Individual:		Entity:

/s/ Robert Colley
	(Signature)		(Print Name of Entity)

Name:	Robert Colley	By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

Individual:		Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

OPTIONHOLDER:

Individual:		Entity:

/s/ Marc Colley
	(Signature)		(Print Name of Entity)

Name:	Marc Colley	By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

Individual:		Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

Individual:		Entity:

/s/ Robert Wardrop
	(Signature)		(Print Name of Entity)

Name:	Robert Wardrop	By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

Individual:		Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

OPTIONHOLDER:

Individual:		Entity:

/s/ Robert Wardrop
	(Signature)		(Print Name of Entity)

Name:	Robert Wardrop	By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

Individual:		Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

	Individual:	Entity:

/s/ Sajean H. Page
	(Signature)		(Print Name of Entity)

Name:	Sajean H. Page	By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

OPTIONHOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

OPTIONHOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

	Individual:	Entity:

/s/ Sandra Woodard
	(Signature)		(Print Name of Entity)

Name:	Sandra Woodard	By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

	Individual:	Entity:

/s/ Jay Yadav
	(Signature)		(Print Name of Entity)

Name:	Jay Yadav	By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

OPTIONHOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

Individual:		Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

Individual:		Entity:

/s/ Wendy Grossman, on behalf of Shirley Faecher
	(Signature)		(Print Name of Entity)

Name:	Wendy Grossman	By:
(Signature)
Name:
Title:

OPTIONHOLDER:

Individual:		Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

Individual:		Entity:

/s/ Wendy Grossman, on behalf of Shirley Faecher and Arthur Facher
	(Signature)		(Print Name of Entity)

Name:	Wendy Grossman	By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

Individual:	Entity:

(Signature)		(Print Name of Entity)

Name:	By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

Individual:	Entity:

SSM Venture Partners II, L.P.
(Signature)	by: SSM II, L.P., general partner
by: SSM Corporation, general partner

Name:
(Print Name of Entity)

	By:	/s/ James D. Witherington, Jr.
(Signature)
	Name:	James D. Witherington, Jr.
	Title:	President

OPTIONHOLDER:

Individual:	Entity:

(Signature)		(Print Name of Entity)

Name:	By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

Individual:	Entity:

SSM Venture Partners II, L.P.
(Signature)	by: SSM II, L.P., general partner
by: SSM Corporation, general partner

Name:
(Print Name of Entity)

	By:	/s/ James D. Witherington, Jr.
(Signature)
	Name:	James D. Witherington, Jr.
	Title:	President

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

Individual:	Entity:

(Signature)		(Print Name of Entity)

Name:	By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

Individual:	Entity:

SSM Venture Associates, L.P.
(Signature)	by: SSM II, L.P., general partner
by: SSM Corporation, general partner

Name:
(Print Name of Entity)

	By:	/s/ James D. Witherington, Jr.
(Signature)
	Name:	James D. Witherington, Jr.
	Title:	President

OPTIONHOLDER:

Individual:	Entity:

(Signature)		(Print Name of Entity)

Name:	By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

Individual:	Entity:

SSM Venture Associates, L.P.
(Signature)	by: SSM II, L.P., general partner
by: SSM Corporation, general partner

Name:
(Print Name of Entity)

	By:	/s/ James D. Witherington, Jr.
(Signature)
	Name:	James D. Witherington, Jr.
	Title:	President

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

Individual:	Entity:

Swartz Family Limited Partnership IV
(Signature)		(Print Name of Entity)

Name:	By:	/s/ Harry A. Kopelman, MD
(Signature)
	Name:	Harry A. Kopelman, MD
	Title:	Managing Partner, SFLP IV

NON-SELLING OLD PREFERRED HOLDER

Individual:	Entity:

(Signature)		(Print Name of Entity)

Name:	By:
(Signature)
Name:
Title:

OPTIONHOLDER:

Individual:	Entity:

(Signature)		(Print Name of Entity)

Name:	By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

Individual:	Entity:

(Signature)		(Print Name of Entity)

Name:	By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

Individual:	Entity:

The Parthenon Group, LLC
(Signature)		(Print Name of Entity)

Name:	By:	/s/ Steven F. Smith
(Signature)
	Name:	Steven F. Smith
	Title:	CFO

NON-SELLING OLD PREFERRED HOLDER

Individual:	Entity:

(Signature)		(Print Name of Entity)

Name:	By:
(Signature)
Name:
Title:

OPTIONHOLDER:

Individual:	Entity:

(Signature)		(Print Name of Entity)

Name:	By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

Individual:	Entity:

(Signature)		(Print Name of Entity)

Name:	By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

OPTIONHOLDER:

	Individual:	Entity:

/s/ Thomas Lacke
	(Signature)		(Print Name of Entity)

Name:	Thomas Lacke	By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

OPTIONHOLDER:

	Individual:	Entity:

/s/ Travis Potts
	(Signature)		(Print Name of Entity)

Name:	Travis Potts	By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

Individual:	Entity:

TTP Fund, L.P.
(Signature)		(Print Name of Entity)

Name:	By:	/s/ Gardiner W. Garrard III
(Signature)
	Name:	Gardiner W. Garrard III
	Title:	Managing Partner of its GP TTP, LLC

NON-SELLING OLD PREFERRED HOLDER

Individual:	Entity:

(Signature)		(Print Name of Entity)

Name:	By:
(Signature)
Name:
Title:

OPTIONHOLDER:

Individual:	Entity:

(Signature)		(Print Name of Entity)

Name:	By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

Individual:	Entity:

(Signature)		(Print Name of Entity)

Name:	By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

OPTIONHOLDER:

	Individual:	Entity:

/s/ Vince Silvaer
	(Signature)		(Print Name of Entity)

Name:	Vince Silvaer	By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

	Individual:	Entity:

/s/ William F. Henagan
	(Signature)		(Print Name of Entity)

Name:	William F. Henagan	By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

OPTIONHOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

	Individual:	Entity:

/s/ William Knopf
	(Signature)		(Print Name of Entity)

Name:	William Knopf	By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

OPTIONHOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

	Individual:	Entity:

/s/ William N. Owen
	(Signature)		(Print Name of Entity)

Name:	William N. Owen	By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

OPTIONHOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

SELLER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

NON-SELLING OLD PREFERRED HOLDER

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

OPTIONHOLDER:

	Individual:	Entity:

	(Signature)		(Print Name of Entity)

Name:		By:
(Signature)
Name:
Title:

EXCHANGING COMMON HOLDER:

	Individual:	Entity:

/s/ Yong Zou
	(Signature)		(Print Name of Entity)

Name:	Yong Zou	By:
(Signature)
Name:
Title: